EXHIBIT 32.2

CERTIFICATION BY THE
CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, W. Gordon Lancaster, Chief Financial Officer, of Ivanhoe Energy Inc., hereby certify that:

(a) our periodic report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and our results of operations.

* * *

By:	/s/ W. Gordon Lancaster
W. Gordon Lancaster
Chief Financial Officer

Date: March 5, 2008

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